THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Emerging Markets Dynamic Equity Fund

Boston Partners Emerging Markets Fund

(the “Funds”)

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Supplement dated June 1, 2021

to the Statement of Additional Information (“SAI”) dated December 31, 2020

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This supplement serves as notification of the following change:

This supplement serves as notification of, and provides information regarding, certain changes to the Funds.

1.       Portfolio Managers for the Funds

Effective as of June 1, 2021, David Kim will serve as a portfolio manager to the Funds.

a.	Accordingly, the table in the SAI section entitled “Investment Advisory and Other Services – Portfolio Managers – Other Accounts” is amended with the following information:

As of March 31, 2021, Mr. Kim did not manage any other accounts.

b.	In addition, the table in the SAI section entitled “Investment Advisory and Other Services – Portfolio Managers – Securities Ownership” is amended with the following information:

As of March 31, 2021, Mr. Kim beneficially owned shares of the Boston Partners Emerging Markets Fund in the range between $100,001 - $500,000, and did not own any shares in the Boston Partners Emerging Markets Dynamic Equity Fund.

Investors should retain this supplement for future reference

BP-Sup2-06-21